EXHIBIT 99.1

MONTHLY OPERATING REPORT
(GENERAL BUSINESS CASE)

SUMMARY OF FINANCIAL STATUS

MONTH ENDED:	May 31, 2019	PETITION DATE:	January 29, 2019

1.
Debtors in possession (or trustee) hereby submit this Monthly Operating Report on the Accrual Basis of accounting (or if checked here      the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtors).

Dollars reported in $ millions

2.	Asset and Liability Structure	End of Current	End of Prior	As of Petition
		Month	Month	Filing (1)
	a. Current Assets	$11,384	$11,793	$9,091
	b. Total Assets	$83,547	$83,586	$79,809
	c. Current Liabilities	$5,282	$5,031	$3,740
	d. Total Liabilities	$70,300	$70,389	$66,888

3.	Statement of Cash Receipts & Disbursements for Month	End of Current Month	End of Prior Month	Cumulative (Case to Date)
	a. Total Receipts	$1,591	$2,942	$9,155
	b. Total Disbursements	$(2,137)	$(2,206)	$(6,886)
	c. Excess (Deficiency) of Receipts Over Disbursements (a - b)	$(546)	$736	$2,269
	d. Cash Balance Beginning of Month	$3,725	$2,989	$910
	e. Cash Balance End of Month (c + d)	$3,179	$3,725	$3,179

		End of Current Month	End of Prior Month	Cumulative (Case to Date) (1)
4.	Profit/(Loss) from the Statement of Operations	$50	$70	$255
5.	Account Receivables (Pre and Post-Petition)	$4,772	$4,414
6.	Post-Petition Liabilities	$3,674	$3,369
7.	Past Due Post-Petition Account Payables (over 30 days) (2)	$—	$—

(1) Data as of January 29, 2019 is not available, January 31, 2019 data used as Petition Date.
(2) In the ordinary course, in most instances the Debtors’ process for validating items for payment to suppliers requires the matching of a vendor invoice with a purchase order and, additionally, with a goods receipt (reflecting the Debtors’ acknowledgment of the delivery of goods or completion of services).  That matching process extends the timeline for a vendor invoice to be cleared for payment until such time as the validation operation is fully complete.  The Debtors are actively engaged on an ongoing basis with their supplier base to minimize the invoice matching and validation time frame.  To the best of the Debtors’ knowledge, in all instances where the invoice matching process has been satisfactorily completed for post-petition vendor activity, the Debtors do not have any past due post-petition accounts payable as of May 31, 2019.

At the end of this reporting month:		Yes	No
8.
Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)
✓
9.	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)	✓
10.	If the answer is yes to 8 or 9, were all such payments approved by the court?	✓
11.	Have any payments been made to officers, insiders, shareholders, relatives? (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)	✓
12.	Are the estates insured for replacement cost of assets and for general liability?	✓
13.	Are a plan and disclosure statement on file?		✓
14.	Was there any post-petition borrowing during this reporting period?		✓

15.	Check if paid:
	Post-petition taxes:	✓
	U.S. Trustee Quarterly Fees:	✓
	Tax reporting and tax returns:	N/A

(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:	June 27, 2019	/s/ DAVID S. THOMASON
David S. Thomason
Vice President, Controller, PG&E Corporation
Vice President, Chief Financial Officer and Controller, Pacific Gas and Electric Company

UNAUDITED STATEMENTS OF INCOME
FOR THE MONTH ENDED MAY 31, 2019

(in millions)	Reference	Pacific Gas & Electric Company	PG&E Corporation	PG&E Corporation Consolidated
Operating Revenues
Electric		$968	$—	$968
Natural gas		338	—	338
Total operating revenues		1,306	—	1,306
Operating Expenses
Cost of electricity		254	—	254
Cost of natural gas		38	—	38
Operating and maintenance		724	3	727
Depreciation, amortization, and decommissioning		263	—	263
Total operating expenses		1,279	3	1,282
Operating Income		27	(3)	24
Interest income		7	1	8
Interest expense		(26)	—	(26)
Other income, net		20	2	22
Reorganization items, net	Item 15	(14)	1	(13)
Income Before Income Taxes		14	1	15
Income tax benefit		(35)	—	(35)
Net Income		49	1	50
Preferred stock dividend requirement		—	—	—
Income Available for Common Stock		$49	$1	$50

UNAUDITED STATEMENTS OF INCOME
PETITION DATE THROUGH MAY 31, 2019

(in millions)	Reference	Pacific Gas & Electric Company	PG&E Corporation	PG&E Corporation Consolidated
Operating Revenues
Electric		$4,605	$—	$4,605
Natural gas		1,902	—	1,902
Total operating revenues		6,507	—	6,507
Operating Expenses
Cost of electricity		1,032	—	1,032
Cost of natural gas		431	—	431
Operating and maintenance		3,462	(14)	3,448
Depreciation, amortization, and decommissioning		1,327	—	1,327
Total operating expenses		6,252	(14)	6,238
Operating Income		255	14	269
Interest income		35	2	37
Interest expense		(143)	(2)	(145)
Other income, net		109	6	115
Reorganization items, net	Item 15	(146)	(14)	(160)
Income Before Income Taxes		110	6	116
Income tax benefit		(142)	2	(140)
Net Income		252	4	256
Preferred stock dividend requirement		—	—	1
Income Available for Common Stock		$252	$4	$255

UNAUDITED BALANCE SHEETS
AS OF MAY 31, 2019

(in millions)	Reference	Pacific Gas & Electric Company	PG&E Corporation	PG&E Corporation Consolidated
ASSETS
Current Assets
Cash and cash equivalents	Items 10 and 11	$2,769	$422	$3,191
Accounts receivable
Customers (net of allowance for doubtful accounts of $60)	Item 4	1,074	—	1,074
Accrued unbilled revenue		931	—	931
Regulatory balancing accounts		1,829	—	1,829
Other		2,780	105	2,767
Regulatory assets		190	—	190
Inventories	Item 3
Gas stored underground and fuel oil		89	—	89
Materials and supplies		484	—	484
Income taxes receivable		262	2	264
Other		565	—	565
Total current assets		10,973	529	11,384
Property, Plant, and Equipment
Electric		60,552	—	60,552
Gas		22,248	—	22,248
Construction work in progress		2,585	—	2,585
Other Plant in Service		18	2	20
Total property, plant, and equipment		85,403	2	85,405
Accumulated depreciation		(25,546)	(2)	(25,548)
Net property, plant, and equipment	Item 7	59,857	—	59,857
Other Noncurrent Assets
Regulatory assets		5,143	—	5,143
Nuclear decommissioning trusts		3,017	—	3,017
Operating lease right of use asset		2,695	8	2,705
Income taxes receivable		67	82	149
Other		1,155	12,891	1,292
Total other noncurrent assets		12,077	12,981	12,306
TOTAL ASSETS		$82,907	$13,510	$83,547

UNAUDITED BALANCE SHEETS
AS OF MAY 31, 2019

(in millions)	Reference	Pacific Gas & Electric Company	PG&E Corporation	PG&E Corporation Consolidated
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Short-term borrowings		$—	$—	$—
Long-term debt, classified as current		—	—	—
Accounts payable	Item 5
Trade creditors		1,410	—	1,410
Regulatory balancing accounts		1,322	—	1,322
Other		488	38	408
Operating lease liabilities		541	3	544
Disputed claims and customer refunds		—	—	—
Interest payable		—	—	—
Wildfire-related claims		—	—	—
Other		1,613	(15)	1,598
Total current liabilities		5,374	26	5,282
Noncurrent Liabilities
Long-term debt		—	—	—
Debtor-in-possession financing	Item 6	1,500	—	1,500
Regulatory liabilities		8,962	—	8,962
Pension and other postretirement benefits		1,972	—	1,972
Asset retirement obligations		6,092	—	6,092
Deferred income taxes	Item 8	3,339	(122)	3,217
Operating lease liabilities		2,155	6	2,161
Other		2,251	60	2,280
Total noncurrent liabilities		26,271	(56)	26,184
Liabilities Subject to Compromise	Item 9	38,054	780	38,834
Shareholders’ Equity
Preferred stock		258	—	258
Common stock		1,322	13,020	13,000
Additional paid-in capital		8,550	—	(6)
Reinvested earnings		3,079	(251)	4
Accumulated other comprehensive (loss) income		(1)	(9)	(9)
Total shareholders’ equity		13,208	12,760	13,247
Noncontrolling Interest - Preferred Stock of Subsidiary		—	—	—
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY		$82,907	$13,510	$83,547

1.    BASIS OF PRESENTATION

General

On January 29, 2019, PG&E Corporation (the “Corporation”) and its subsidiary, Pacific Gas and Electric Company (the “Utility”) (together with the Corporation, the “Debtors”), filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the U.S. Bankruptcy Court for the Northern District of California (the “Bankruptcy Court”). The Corporation’s and the Utility’s Chapter 11 cases are being jointly administered under the caption In re: PG&E Corporation and Pacific Gas and Electric Company, Case No. 19-30088 (DM) (the “Chapter 11 Cases”). The Debtors continue to operate their businesses and manage their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. No trustee or examiner has been appointed in either of the Chapter 11 Cases.

On February 12, 2019, the United States Trustee (the “U.S. Trustee”) appointed an Official Committee of Unsecured Creditors. On February 15, 2019, the U.S. Trustee appointed an Official Committee of Tort Claimants.

Debtor-in-Possession Financial Statements

Financial Accounting Standards Board Accounting Standards Codification 852 (Reorganizations) (“ASC 852”), which is applicable to companies in Chapter 11, requires that financial statements for periods after the filing of a Chapter 11 petition distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business. The financial statements have been prepared in accordance with ASC 852. The accompanying financial statements have been prepared solely for purposes of complying with the monthly operating requirements applicable in the Debtors’ Chapter 11 Cases (the “Monthly Operating Reports”). The Debtors caution investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Reports, which was not prepared for the purpose of providing the basis for an investment decision relating to any securities of the Debtors.

The financial information contained in the Monthly Operating Reports is unaudited, limited in scope, and as such, has not been subject to procedures that would typically be applied to financial statements in accordance with accounting principles generally accepted in the United States of America. The Monthly Operating Reports should not be relied upon by any persons for information relating to current or future financial condition, events, or performance of the Corporation and the Utility and any of their non-debtor subsidiaries, as the results of operations contained in the Monthly Operating Reports are not necessarily indicative of results which may be expected for any other period or for the full year, and may not necessarily reflect the combined results of operations, financial position, and schedule of receipts and disbursements in the future. These unaudited financial statements were prepared using certain assumptions and estimates.  These assumptions and estimates are subject to revision.  Further, the amounts shown in this statement may differ materially due to adjustments in accruals, changes in facts and circumstances, changes in estimates, further analysis, and other factors.

The Utility’s unaudited financial statements reflected under the column “Pacific Gas and Electric Company” are presented on a consolidated basis and include the accounts of the Utility and the following subsidiaries of the Utility that individually and in aggregate are immaterial: Eureka Energy Company, Midway Power, LLC, Pacific Energy Fuels Company, and Standard Pacific Gas Line Incorporated.

The Corporation’s unaudited financial statements reflected under the column “PG&E Corporation” are presented on a consolidated basis and include the accounts of the following subsidiaries of the Corporation that individually and in aggregate are immaterial: PCG Capital, Inc., PG&E Corporation Support Services, Inc., and PG&E Corporation Support Services II, Inc.  The Corporation’s unaudited financial statements reflected under the column “PG&E Corporation” exclude the accounts of the Utility.

The Corporation’s unaudited financial statements reflected under the column “PG&E Corporation, Consolidated” are presented on a consolidated basis and include the accounts of the Corporation, the Utility, and other wholly owned and controlled subsidiaries.

These unaudited financial statements differ from the requirements of generally accepted accounting principles in that they exclude certain financial statements (statements of cash flows, shareholders’ equity, and other comprehensive income), relevant footnotes and certain reclassifications.

These unaudited financial statements were prepared using certain assumptions and estimates.  These assumptions and estimates are subject to revision.  Further, the amounts shown in this statement, when reported on a quarterly basis, may differ materially due to adjustments in accruals, changes in facts and circumstances, changes in estimates, further analysis, and other factors.

Liabilities Subject to Compromise

As a result of the Chapter 11 Cases, the payment of prepetition indebtedness is subject to compromise or other treatment under a plan of reorganization. The determination of how liabilities will ultimately be settled or treated cannot be made until the Bankruptcy Court confirms a Chapter 11 plan of reorganization and such plan becomes effective. Accordingly, the ultimate amount of such liabilities is not determinable at this time. ASC 852 requires prepetition liabilities that are subject to compromise to be reported at the amounts expected to be allowed, even if they may be settled for lesser amounts. The amounts currently classified as liabilities subject to compromise are preliminary and may be subject to future adjustments depending on the Bankruptcy Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, rejection of executory contracts, continued reconciliation or other events.

Reorganization Items

ASC 852 requires expenses and income directly associated with the Chapter 11 Cases to be reported separately in the income statement. Reorganization items are reported net and include expenses related to legal advisory and representation services, other professional consulting and advisory services, debtor-in-possession financing fees and changes in liabilities subject to compromise recognized as there are changes in amounts expected to be allowed, net of interest income.

Post-Petition Liabilities

Post-petition liabilities reflected in the Monthly Operating Report include Accounts payable – trade creditors, Accounts payable – other, and Other current liabilities, excluding amounts pertaining to regulatory liabilities.

2.    CHAPTER 11 FILING

On January 29, 2019, the Debtors filed the Chapter 11 Cases with the Bankruptcy Court. The Debtors continue to operate their businesses as debtors in possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

On January 31, 2019, the Bankruptcy Court approved, on an interim basis, certain motions (the “First Day Motions”) authorizing, but not directing, the Debtors to, among other things, (a) secure $5.5 billion of debtor-in-possession financing; (b) continue to use the Debtors’ cash management system; and (c) pay certain prepetition claims relating to (i) certain safety, reliability, outage, and nuclear facility suppliers; (ii) shippers, warehousemen, and other lien claimants; (iii) taxes; (iv) employee wages, salaries, and other compensation and benefits; and (v) customer programs, including public purpose programs. The First Day Motions were subsequently approved by the Bankruptcy Court on a final basis at hearings on February 27, 2019, March 12, 2019, March 13, 2019, and March 27, 2019.

On May 23, 2019, the Bankruptcy Court entered an order, pursuant to section 1121(d) of the Bankruptcy Code, extending the Debtors’ exclusive periods in which to file a chapter 11 plan (the “Exclusive Filing Period”) and solicit acceptances thereof (the “Exclusive Solicitation Period”) [Docket No. 2226] (the “Exclusivity Order”). Pursuant to the Exclusivity Order, the Debtors’ Exclusive Filing Period in which to file a chapter 11 plan is extended to and including September 26, 2019, and the Debtors’ Exclusive Solicitation Period in which to solicit acceptances of their chapter 11 plan is extended to and including November 26, 2019.

For additional information regarding the Chapter 11 Cases, refer to the website maintained by Prime Clerk, LLC, the Company’s claims and noticing agent, at http://restructuring.primeclerk.com/pge.

3.    INVENTORY

Inventories are carried at weighted-average cost and include natural gas stored underground as well as materials and supplies.  Natural gas stored underground is recorded to inventory when injected and then expensed as the gas is withdrawn for distribution to customers or to be used as fuel for electric generation.  Materials and supplies are recorded to inventory when purchased and expensed or capitalized to plant, as appropriate, when consumed or installed.

4.    ACCOUNTS RECEIVABLE

The following reflects the balance of the Utility’s Accounts receivable – Customers as of May 31, 2019:

(in millions)	Accounts Receivable – Customers (Pre and Post-Petition)
Receivables Aging
0 -30 Days	$649
31-60 Days	123
61-90 Days	63
91+ Days	158
Unmailed invoices	119
Total accounts receivable – Customers	1,112
Other (1)	22
Allowance for doubtful accounts	(60)
Accounts receivable – Customers (net)	$1,074

(1) Represents Department of Water Resources bond charge, credit balance reclassification, and unidentified receipts.

5.    ACCOUNTS PAYABLE

To the best of the Debtors’ knowledge, all undisputed, validated post-petition accounts payable have been and are being paid under agreed-upon payment terms.

In the ordinary course, in most instances the Debtors’ process for validating items for payment to suppliers requires the matching of a vendor invoice with a purchase order and, additionally, with a goods receipt (reflecting the Debtors’ acknowledgment of the delivery of goods or completion of services).  That matching process extends the timeline for a vendor invoice to be cleared for payment until such time as the validation operation is fully complete.  The Debtors are actively engaged on an ongoing basis with its supplier base to minimize the invoice matching and validation time frame.  To the best of the Debtors’ knowledge, in all instances where the invoice matching process has been satisfactorily completed for post-petition vendor activity, the Debtors do not have any past due post-petition accounts payable as of May 31, 2019.

6.    DEBTOR-IN-POSSESSION (“DIP”) FINANCING

The following table summarizes the Corporation’s and the Utility’s outstanding borrowings and availability under their DIP credit facilities at May 31, 2019:

(in millions)	Credit Facility Limit		Borrowings Against Term Loan	Borrowings Against Revolver	Letters of Credit Outstanding	Available Facility
PG&E Corporation	$—		$—	$—	$—	$—
Utility	5,500	(1)	1,500	—	498	3,502
Total DIP revolving credit facilities	$5,500		$1,500	$—	$498	$3,502

(1) Includes $1.5 billion of letter of credit subfacility.

7.    PROPERTY, PLANT, AND EQUIPMENT

Property, plant, and equipment are reported at the lower of their historical cost less accumulated depreciation or fair value.  Historical costs include labor and materials, construction overhead, and allowance for funds used during construction.  PG&E Corporation Consolidates balances of its property, plant, and equipment were as follows at May 31, 2019:

(in millions)	PG&E Corporation Consolidated
Electric (1)	$60,552
Gas	22,248
Construction work in progress	2,585
Other Plant in Service	20
Total property, plant, and equipment	85,405
Accumulated depreciation	(25,548)
Net property, plant, and equipment	$59,857

(1) Balance includes nuclear fuel inventories.  Stored nuclear fuel inventory is stated at weighted-average cost.  Nuclear fuel in the reactor is expensed as it is used based on the amount of energy output.

8.    PAYMENT OF TAXES

To the best of the Debtors’ knowledge, the Corporation and the Utility are current on all taxes payable.

9.    LIABILITIES SUBJECT TO COMPROMISE

The following reflects the balance of liabilities subject to compromise (“LSTC”) as of May 31, 2019:

(in millions)	Pacific Gas & Electric Company	PG&E Corporation	PG&E Corporation Consolidated
Financing Debt (1)	$21,811	$650	$22,461
Wildfire-related Claims	14,212	—	14,212
Trade creditors	1,352	4	1,356
Non-qualified benefit plan	17	123	140
2001 bankruptcy disputed claims	221	—	221
Customer deposits & advances	277	—	277
Reserve and Others	164	3	167
Total Liabilities Subject to Compromise	$38,054	$780	$38,834

(1) At May 31, 2019, the Corporation and the Utility had $650 million and $21,526 million in aggregate principal amount of indebtedness, respectively. Utility financing debt also includes $285 million of accrued contractual interest to the Petition Date.

10.    RECAPITULATION OF FUNDS HELD AT END OF MONTH

The following reflects the bank balances of the Corporation and the Utility as of May 31, 2019:

Legal Entity	Bank	Account No.	Balance, End of Month (in ones)
PG&E Corporation	The Bank of New York Mellon	8400	$421,250,000
PG&E Corporation	The Bank of New York Mellon	9023	295,648
PG&E Corporation	Bank of America	7107	726,536
PG&E Corporation	The Bank of New York Mellon	4558	—
PG&E Corporation	Union Bank of California	9557	737
PG&E Corporation	Bank of America	0X30	—
PG&E Corporation	Barclays Capital Inc.	1362	—
PG&E Corporation	BNP Paribas	0652	—

PG&E Corporation	Citigroup Global Markets	0473	—
PG&E Corporation	Goldman, Sachs & Co	0609	—
PG&E Corporation	JP Morgan Chase Bank, N.A.	0698	—
PG&E Corporation	Merrill Lynch	0X30	—
PG&E Corporation	Mitsubishi UFJ Securities USA, INC.	0189	—
PG&E Corporation	Morgan Stanley / ISG Operations	4966	—
PG&E Corporation	RBC Capital Markets	2226	—
PG&E Corporation	Royal Bank of Scotland	2141	—
PG&E Corporation	Wells Fargo Securities, LLC	7221	—
PG&E Corporation	Bank of America	7981	—
PG&E Corporation	The Bank of New York Mellon	9946	—
Pacific Gas & Electric Company	The Bank of New York Mellon	8400	2,698,000,000
Pacific Gas & Electric Company	Union Bank of California	5581	48,008,783
Pacific Gas & Electric Company	Citibank N. A.	2091	1,226,965
Pacific Gas & Electric Company	Bank of America	3212	496,683
Pacific Gas & Electric Company	The Bank of New York Mellon	9994	454,703
Pacific Gas & Electric Company	The Bank of New York Mellon	7822	—
Pacific Gas & Electric Company	The Bank of New York Mellon	5477	—
Pacific Gas & Electric Company	Royal Bank of Canada	0446	32,747
Pacific Gas & Electric Company	Bank of America	7115	2,186,520
Pacific Gas & Electric Company	U.S. Bank	2311	294,288
Pacific Gas & Electric Company	Bank of America	2988	46,719
Pacific Gas & Electric Company	The Bank of New York Mellon	3044	—
Pacific Gas & Electric Company	Bank of America	2302	451,573
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	4XL9	3,040
Pacific Gas & Electric Company	The Bank of New York Mellon	4122	1,000
Pacific Gas & Electric Company	The Bank of New York Mellon	3532	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	43.11	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	543.7	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	550.2	—
Pacific Gas & Electric Company	Bank of America	0817	—
Pacific Gas & Electric Company	Bank of America	1675	—
Pacific Gas & Electric Company	Citibank N. A.	0901	—
Pacific Gas & Electric Company	Citibank N. A.	1958	—
Pacific Gas & Electric Company	Citibank N. A.	2316	—
Pacific Gas & Electric Company	Citigroup Global Markets	6473	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.1	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.1	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	54.11	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	54.12	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	54.13	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	54.14	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	54.15	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	54.16	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.2	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.3	—

Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.4	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.5	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.6	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.7	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.8	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.9	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	43.10	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	43.12	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	543.6	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	543.8	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	550.1	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.10	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.11	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.12	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.13	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.14	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.15	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.16	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.17	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.18	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.19	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.20	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.21	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.22	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.23	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.24	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	550.3	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	550.4	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	550.5	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	550.6	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	550.7	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	550.8	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	550.9	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	387.1	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	7110	—
Pacific Gas & Electric Company	The Bank of New York Mellon	8400	—
Pacific Gas & Electric Company	The Bank of New York Mellon	8544	949,040
Pacific Gas & Electric Company	The Bank of New York Mellon	9990	4,817,739
Pacific Gas & Electric Company	The Bank of New York Mellon	4017	—
Pacific Gas & Electric Company	The Bank of New York Mellon	0143	—
Pacific Gas & Electric Company	Wells Fargo Bank N.A.	9578	—
Pacific Gas & Electric Company	The Bank of New York Mellon	9978	—
Pacific Gas & Electric Company	U.S. Bank	5000	—
Total Funds on Hand for all Accounts (1)(2)			$3,179,242,721

(1) Schedule does not include Wells Fargo accounts 5300 and 5400; these accounts are held by grantor trusts relating to post-service benefits to directors, officers, and other highly paid employees, which have a combined value of $173,421,189. The grantor trusts are considered assets of the Corporation subject to creditor claims.

(2) Balances will not tie to the Balance Sheets as they are per bank and due to the exclusion of non-debtor bank accounts.

11.    CASH RECEIPTS AND DISBURSEMENTS

The following reflects the cash receipts and disbursements of the Corporation and the Utility for the month ended May 31, 2019:

(in ones)	Pacific Gas & Electric Company	PG&E Corporation	PG&E Corporation Consolidated
Beginning Cash (1)(2)	$3,303,339,862	$421,798,666	$3,725,138,528
Total receipts (3)	1,582,412,913	8,881,285	1,591,294,198
Total disbursements (3)	(2,128,899,199)	(8,290,806)	(2,137,190,005)
DIP borrowing and repayments, net (net of fees)	—	—	—
Total Change in Cash	(546,486,286)	590,479	(545,895,807)
Ending Cash (1)(2)	$2,756,853,576	$422,389,145	$3,179,242,721

(1) Calculated using balance per bank.
(2) Balances will not tie to the Balance Sheets as they are per bank and due to the exclusion of non-debtor bank accounts.
(3) Includes intercompany receipts and disbursements between the Corporation and the Utility.

12.     PAYMENTS ON PRE-PETITION DEBT

The following reflects the payments for the month ended May 31, 2019 made in accordance with the authority granted by the Bankruptcy Court pursuant to the First Day Motions.

(in millions)	Disbursed in Month
First Day Motions
Operational Integrity Supplier	$24
Cash Management	1
NGX - CAISO	5
Public Purpose Programs	19
Shippers / Liens	7
Tax	—
Employee Wage and Benefits	9
Insurance	1
503(b)(9) (1)	3
Total	$69

(1) Pursuant to the Operational Integrity Motion Debtors are allowed to pay valid 503(b)(9) claims.

13.     PAYMENTS FOR RETAINED PROFESSIONALS

The following reflects payments made to retained bankruptcy professionals during the month ended May 31, 2019.

(in ones)
Name	Payment Date	Total Payments for the Month
Keller & Benvenutti, LLP	5/20/2019	$335,160
Weil Gotshal & Manges, LLP	5/23/2019	2,620,587

14.     PAYMENTS TO INSIDERS

The following reflects the cash payments made to insiders of the Corporation and the Utility during the month ended May 31, 2019.

Section 16 officers of the Corporation and/or the Utility.

(in ones)		Total Payments for Month (2)
Name	Title (1)
Loraine Giammona	Senior Vice President and Chief Customer Officer	$40,000
William “Bill” Johnson	Chief Executive Officer and President, PG&E Corporation	3,241,275	(3)
Julie Kane	Senior Vice President, Chief Ethics and Compliance Officer, and Deputy General Counsel, PG&E Corporation and Pacific Gas and Electric Company	46,060
Kathleen Kay	Senior Vice President and Chief Information Officer	34,666
Michael Lewis	Senior Vice President, Electric Operations	37,500
Janet Loduca	Senior Vice President and General Counsel, PG&E Corporation and Pacific Gas and Electric Company	51,833	(4)
Dinyar Mistry	Senior Vice President, Human Resources and Chief Diversity Officer, PG&E Corporation and Pacific Gas and Electric Company	42,667
John Simon	Executive Vice President, PG&E Corporation(5)	50,317
Jesus Soto	Senior Vice President, Gas Operations	47,917
David Thomason	Vice President, Chief Financial Officer, and Controller, Pacific Gas and Electric Company Vice President and Controller, PG&E Corporation	27,083
Fong Wan	Senior Vice President, Energy Policy and Procurement	34,483
Jason Wells	Executive Vice President and Chief Financial Officer, PG&E Corporation	52,500
James Welsch	Senior Vice President and Chief Nuclear Officer	$156,999	(6)

(1) Except as otherwise noted, all positions have been held at the Utility.
(2) Payments primarily consist of salary.
(3) Includes (i) one-time transition payment of $3 million for CEO and President, Corporation position, and (ii) annual perquisite allowance of $35,000 paid in May 2019.
(4) Includes temporary monthly compensation increase as a result promotion in January 2019 to position of Interim General Counsel. In June of 2019, Mx. Loduca was elected as General Counsel of the Corporation and the Utility.
(5) In June of 2019, Mr. Simon was elected as Executive Vice President, Law, Strategy and Policy of the Corporation.
(6) Includes Q1 2019 short term incentive plan payment of $115,874 paid to Mr. Welsch prior to his promotion to Senior Vice President and Chief Nuclear Officer in May 2019.

Current Non-Employee Boards of Directors Members

Employee directors of the Corporation and the Utility do not receive compensation for their service on the Board and the committees of the Boards. Non-employee directors of the Corporation and the Utility receive annual retainers and fees for serving on the Boards of Directors, that are paid quarterly.

The following retainers are provided to each director who was not an employee of PG&E Corporation or the Utility for service on the Boards and their permanent standing committees.

Board Retainer	$30,000 per quarter ($120,000 annually)
PG&E Corporation Board Chair (non-executive)	$25,000 per quarter ($100,000 annually)
Utility Board Chair (non-executive) Lead Director Retainer	$7.500 per quarter ($30,000 annually) $12,500 per quarter ($50,000 annually)
Committee Chair Retainers	$3,750 per quarter ($15,000 annually)
Other than:
Audit: $12,500 per quarter ($50,000 annually)
Compensation: $5,000 per quarter ($20,000 annually)
Compliance and Public Policy, Finance, Nominating and Governance, and Safety and Nuclear Oversight: $3,750 per quarter ($15,000 annually)

Non-employee directors also were entitled to receive annual awards of stock-based compensation. For more information, see the Corporation and the Utility’s Schedule 14A filed with the Securities and Exchange Commission on May 17, 2019.

The following table summarizes the principal components of compensation paid or granted to individuals for their service as non-employee directors of PG&E Corporation and the Utility during the month ended May 31, 2019.

(in ones)			Total Payments(1)
Name	Director Since	Board Committees
Richard R. Barrera	April 2019	Finance (Chair); Audit; Executive	$30,743
Jeffrey L. Bleich	April 2019	Chair of the Board of the Utility; Compliance and Public Policy; Safety and Nuclear Oversight	33,792
Nora Mead Brownell	April 2019	Chair of the Board PG&E Corporation; Executive; Safety and Nuclear Oversight;	49,891
Frederick W. Buckman	April 2019	Audit; Safety and Nuclear Oversight	23,077
Cheryl F. Campbell	April 2019	Safety and Nuclear Oversight (Chair); Compliance and Public Policy	30,743
Fred J. Fowler	March 2012	Finance; Safety and Nuclear Oversight	30,000
Michael J. Leffell	April 2019	Nominating and Governance (Chair); Compliance and Public Policy; Executive	30,743
Kenneth Liang	April 2019	Compensation; Finance	27,363
Dominique Mielle	April 2019	Audit (Chair); Executive	38,627
Meridee A. Moore	April 2019	Compensation (Chair); Executive; Finance; Nominating and Governance	31,869
Eric D. Mullins	September 2016	Audit; Safety and Nuclear Oversight	30,000	(2)
Kristine M. Schmidt	April 2019	Compliance and Public Policy (Chair); Executive; Nominating and Governance; Safety and Nuclear Oversight	30,743
Alejandro D. Wolff	April 2019	Compensation; Compliance and Public Policy	$27,363

(1) Quarterly retainer is prorated from April 2019.
(2) Eric Mullins is a participant in the Corporation’s 2005 Deferred Compensation Plan for non-employee directors. In accordance with the Plan his second quarter 2019 compensation was deferred and converted into phantom stock on May 10, 2019.

Former Non-Employee Boards of Directors Members

The following table summarizes compensation paid in May 2019 to former non-employee directors of the Corporation and the Utility for the second quarter of 2019, prorated to reflect time of service during the second quarter.

(in ones)			Total Payments for Month (1)
Name	Director until	Board Committees
Lewis Chew	April 9, 2019	Audit (Chair); Compliance and Public Policy; Executive	$4,205
Richard C. Kelly	April 9, 2019	Nominating and Governance (Chair); Audit; Nuclear, Operations and Safety; Executive	10,414	(2)
Richard A. Meserve	April 9, 2019	Nuclear, Operations and Safety (Chair); Compliance and Public Policy; Nominating and Governance; Executive	3,339
Forrest E. Miller	April 9, 2019	Compensation (Chair); Audit (Chair); Executive	4,205	(3)
Benito Minicucci	April 9, 2019	Nuclear, Operations, and Safety	2,968
Rosendo G. Parra	April 9, 2019	Compensation; Nominating and Governance; Nuclear, Operations and Safety	2,968
Barbara L. Rambo	April 9, 2019	Finance (Chair); Compensation; Nominating and Governance; Executive	3,339
Anne S. Smith	April 9, 2019	Compliance and Public P0licy; Finance; Nuclear, Operations and Safety	$5,256

(1) Quarterly retainer is prorated from April 2019.
(2) Richard C. Kelly is a participant in the Corporation’s 2005 Deferred Compensation Plan for non-employee directors. In accordance with the Plan his second quarter 2019 compensation was deferred and converted into phantom stock on May 2, 2019.
(3) Forrest E. Miller is a participant in the Corporation’s 2005 Deferred Compensation Plan for non-employee directors. In accordance with the Plan his second quarter 2019 compensation was deferred and converted into phantom stock on May 2, 2019.

15.     REORGANIZATION ITEMS

The following reflects reorganization items, net, post-petition through May 31, 2019:

(in millions)	Pacific Gas & Electric Company		PG&E Corporation	PG&E Corporation Consolidated
Debtor-in-possession financing costs	$99		$17	$116
Legal and other	68		1	69
Interest income	(21)		(4)	(25)
Adjustments to LSTC	—		—	—
Trustee fees	—	(1)	—	—
Total reorganization items, net	$146		$14	$160

(1) The Utility paid $249,675 in fees to the U.S. Trustee in May 2019.